BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated February 15, 2022 to the

Statement of Additional Information (“SAI”) of the Fund,

dated November 26, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Agreements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Richard Mejzak, CFA, and Bradford Glessner, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Mejzak, CFA	23 $546.49 Billion	27 $198.57 Billion	115 $539.75 Billion	0 $0	0 $0	0 $0
Bradford Glessner, CFA*	5 $8.91 Billion	16 $50.75 Billion	110 $58.39 Billion	0 $0	0 $0	0 $0

*	Information provided as of December 31, 2021.

The first paragraph of the subsection entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mr. Mejzak’s compensation as of July 31, 2021 and Mr. Glessner’s compensation as of December 31, 2021.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Mejzak and Mr. Glessner is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by Mr. Mejzak as of July 31, 2021 and by Mr. Glessner as of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Richard Mejzak, CFA	None
Bradford Glessner, CFA	None

Shareholders should retain this Supplement for future reference.

SAI-SO-0222SUP

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